                                                                  Exhibit 10.165


                                                               EXECUTION VERSION

                 TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Tenth Amendment to Loan and Security Agreement (this "TENTH AMENDMENT") is entered into as of the 13th day of March 2003, but effective as of December 31, 2002 between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Tenth Amendment and listed in EXHIBIT B to the Loan and Security Agreement (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan and Security Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan and Security Agreement as a Lender. Capitalized terms used but not defined in this Tenth Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AND SECURITY AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested that Agent and Lenders amend the Loan and Security Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' request and hereby amend the Loan and Security Agreement as set forth in this Tenth Amendment.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

SECTION 1. Subject to the satisfaction or waiver in writing of each condition precedent set forth in SECTION 2 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, the Loan and Security Agreement shall be amended in the manner provided in this
SECTION 1:

         1.1 AMENDMENT TO AUDIT AND APPRAISAL FEES. SECTION 2.5 of the Loan and Security Agreement shall be and is hereby amended in its entirety to read as follows:

                  2.5 AUDIT AND APPRAISAL FEES. BORROWER SHALL PAY TO AGENT ITS STANDARD AUDIT FEES (CURRENTLY $850 PER DIEM PER AUDITOR) AND ANY REASONABLE OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH AUDITS OF BORROWER'S BOOKS AND RECORDS AND SUCH OTHER MATTERS AS AGENT SHALL DEEM APPROPRIATE, PLUS BORROWER SHALL PAY TO AGENT ALL REASONABLE OUT-OF-POCKET EXPENSES AND APPRAISAL FEES INCURRED BY AGENT IN CONNECTION WITH APPRAISALS OF THE COLLATERAL AND SUCH OTHER PROPERTY OF BORROWERS AND THEIR SUBSIDIARIES AS AGENT SHALL DEEM APPROPRIATE.

         1.2 AMENDMENT TO EXCESS CASH FLOW RECAPTURE. SUBSECTION 3.3.2 of the Loan and Security Agreement is hereby deleted in its entirety.

         1.3 AMENDMENT TO TERM OF AGREEMENT. SECTION 4.1 of the Loan and Security Agreement shall be and is hereby amended in its entirety to read as follows:

                  4.1 TERM OF AGREEMENT. SUBJECT TO AGENT'S AND LENDERS' RIGHT TO CEASE MAKING LOANS TO BORROWER AFTER THE OCCURRENCE, AND DURING THE CONTINUATION, OF ANY DEFAULT OR EVENT OF DEFAULT, THIS AGREEMENT SHALL BE IN EFFECT THROUGH AND INCLUDING OCTOBER 29, 2004.

         1.4 TOTAL INDEBTEDNESS. SUBSECTION 8.2.3 of the Loan and Security Agreement is hereby amended by deleting the word "and" at the end of clause
(xi), inserting the following as a new clause (xii), changing existing clause
(xii) to clause (xiii) and amending and restating such clause to read in its entirety as follows:

                  (XII) INDEBTEDNESS WITH RESPECT TO INTEREST RATE AGREEMENTS PERMITTED UNDER SUBSECTION 8.2.15; AND

                  (XIII) INDEBTEDNESS NOT INCLUDED IN PARAGRAPHS (I) THROUGH
         (XII) ABOVE WHICH BY ITS TERMS IS UNSECURED AND DOES NOT EXCEED AT ANY TIME, IN THE AGGREGATE, THE SUM OF FIVE HUNDRED THOUSAND DOLLARS ($500,000).

         1.5 CAPITAL EXPENDITURES. SUBSECTION 8.2.9 of the Loan and Security Agreement shall be and is hereby amended in its entirety to read as follows:

                  8.2.9 CAPITAL EXPENDITURES. MAKE CAPITAL EXPENDITURES (INCLUDING, BY WAY OF CAPITALIZED LEASE OBLIGATIONS) WHICH, IN THE AGGREGATE, AS TO HOLDINGS AND ITS SUBSIDIARIES, ON A CONSOLIDATED BASIS, EXCEED $4,000,000 DURING ANY CALENDAR YEAR ENDING ON OR AFTER DECEMBER 31, 2003.

         1.6 AMENDED DEFINITION. APPENDIX A of the Loan and Security Agreement shall be and is hereby amended by amending the definitions of "Commitment Termination Date" and "Obligations" to read in their entirety as follows:

                  COMMITMENT TERMINATION DATE - THE EARLIEST OF (I) OCTOBER 29, 2004, (II) THE DATE OF TERMINATION OF THE COMMITMENT TO MAKE FURTHER REVOLVING CREDIT LOANS PURSUANT TO SECTION 4.2, AND (III) THE DATE OF TERMINATION OF THE COMMITMENT TO MAKE FURTHER REVOLVING CREDIT LOANS PURSUANT TO SECTION 10.2.

                  OBLIGATIONS - ALL LOANS AND ALL OTHER ADVANCES, DEBTS, LIABILITIES, OBLIGATIONS, COVENANTS AND DUTIES INCLUDING, WITHOUT LIMITATION, ALL REIMBURSEMENT OBLIGATIONS TO BANK, AGENT AND LENDERS WITH RESPECT TO LETTERS OF CREDIT AND LC GUARANTIES AND ALL OTHER OBLIGATIONS OF THE LOAN PARTIES TO AGENT, LENDER, THE BANK AND ANY AFFILIATE OF LENDER (INCLUDING OBLIGATIONS WITH RESPECT TO INTEREST RATE AGREEMENTS), TOGETHER WITH ALL INTEREST, FEES AND OTHER CHARGES THEREON, OWING, ARISING, DUE OR PAYABLE FROM THE BORROWERS TO AGENT AND/OR LENDERS OF ANY KIND OR NATURE, PRESENT OR FUTURE, WHETHER OR NOT EVIDENCED BY ANY NOTE, GUARANTY OR OTHER INSTRUMENT, WHETHER ARISING UNDER THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR OTHERWISE WHETHER DIRECT OR INDIRECT (INCLUDING THOSE ACQUIRED BY ASSIGNMENT), ABSOLUTE OR CONTINGENT, PRIMARY OR SECONDARY, DUE OR TO BECOME DUE, NOW EXISTING OR HEREAFTER ARISING AND HOWEVER ACQUIRED.

         1.7 ADDITIONAL DEFINITIONS. APPENDIX A of the Loan and Security Agreement shall be and is hereby amended by adding the following definitions to such Appendix:

                  INTEREST RATE AGREEMENT - ANY INTEREST RATE SWAP AGREEMENT, INTEREST RATE CAP AGREEMENT, INTEREST RATE COLLAR AGREEMENT, INTEREST RATE HEDGING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT, EACH OF WHICH IS FOR THE PURPOSE OF HEDGING THE INTEREST RATE EXPOSURE ASSOCIATED WITH BORROWERS AND THEIR SUBSIDIARIES' OPERATIONS AND NOT FOR SPECULATIVE PURPOSES.

                  TENTH AMENDMENT - THAT CERTAIN TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED AS OF MARCH 13, 2003 BUT EFFECTIVE AS OF DECEMBER 31, 2002 AMONG BORROWERS, AGENT AND LENDERS.

                  TENTH AMENDMENT EFFECTIVE DATE - DECEMBER 31, 2002; PROVIDED, THE TENTH AMENDMENT BECOMES EFFECTIVE PURSUANT TO SECTION 2 OF THE TENTH AMENDMENT

         1.8 DELETED DEFINITION. APPENDIX A of the Loan and Security Agreement shall be and is hereby amended by deleting the definition of Excess Cash Flow from such Appendix.

         1.9 AMENDMENT TO EXHIBITS. Exhibits A-1, A-2, B and L to the Loan and Security Agreement shall be and are hereby amended in their entirety by substituting Exhibits A-1, A-2, B and L attached hereto for such Exhibits.

         1.10 REPLACEMENT OF TERM NOTE AND ACQUISITION NOTE. On the date hereof, the Borrowers shall execute and deliver to Lender a replacement Term Note and a replacement Acquisition Note in the forms attached hereto as Exhibit A-1 and A-2, respectively, dated as of the date hereof, against the delivery by Lender to Borrowers of the originals of the Term Note and Acquisition Note in effect immediately prior to the date hereof marked "Replaced". Upon delivery, the Term Note and the Acquisition Note dated the date hereof shall be the "Term Note" and the "Acquisition Note", respectively, referred to in the Loan and Security Agreement and the other Loan Documents.

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Tenth Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 2. If each condition set forth in this SECTION 2 has not been satisfied by March 20, 2003, this Tenth Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         2.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel, a duly executed copy of this Tenth Amendment, executed originals of the replacement Term Note and Acquisition Note referred to in Section 1.9 hereof and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         2.2 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Tenth Amendment, including, but not limited to the following:

                  1.       Company General Certificate for each Loan Party;

                  2. Copy of Resolutions of each Loan Party, authorizing the execution of the Tenth Amendment and any other documents required by Section 3.1 hereof; and

                  3. Good Standing Certificates for each Loan Party from its state of incorporation.

         2.3 NO DEFAULT. No Default or Event of Default shall exist.

         2.4 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Tenth Amendment, the Loan and Security Agreement or the consummation of the transactions contemplated hereby.

         2.5 FEE. Borrowers shall have paid to Agent an extension fee of $30,000.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Tenth Amendment, each Loan Party hereby represents and warrants to Agent and Lenders as follows:

         3.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan and Security Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         3.2 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         3.3 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Tenth Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan and Security Agreement, as amended hereby.

         3.4 ENFORCEABILITY. This Tenth Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         3.5 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 4. MISCELLANEOUS.

         4.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS; MORTGAGE AMENDMENTS. Any and all of the terms and provisions of the Loan and Security Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof. Within thirty (30) days of the Tenth Amendment Effective Date, Borrowers shall and shall cause each of their Subsidiaries to execute and deliver to Agent amendments of each Mortgage securing the Obligations evidencing the extension of the Term of the Loan and Security Agreement and such other matters as Agent shall deem appropriate.

         4.2 PARTIES IN INTEREST. All of the terms and provisions of this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Tenth Amendment and all related documents.

         4.4 COMPLETE AGREEMENT. THIS TENTH AMENDMENT, THE LOAN AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         4.5 HEADINGS. The headings, captions and arrangements used in this Tenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Tenth Amendment, nor affect the meaning thereof.

                            (SIGNATURE PAGES FOLLOW)

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT - SIGNATURE PAGE
DALLAS 1248562

         IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.


By: /s/Jorge Rico
   ---------------------------------
Name:    Jorge Rico
Title:   Vice President

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC.
       f/k/a RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By: /s/Jorge Rico
   ---------------------------------
Name:    Jorge Rico
Title:   Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


      By: /s/Jorge Rico
         ---------------------------------
      Name:       Jorge Rico
      Title:      Vice President

AGENT AND LENDERS:

FLEET CAPITAL CORPORATION
("Agent" and a "Lender")


By: /s/Dennis M. Hansen
   ---------------------------------
Name:  Dennis M. Hansen
Title:   Vice President

                            CONSENT AND REAFFIRMATION

       The undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Tenth Amendment to Loan and Security Agreement (the "TENTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Tenth Amendment.


GUARANTOR:

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

By: /s/Jorge Rico
   ---------------------------------
Name:    Jorge Rico
Title: Vice President

RAMSAY YOUTH SERVICES PUERTO RICO, INC.


By: /s/Jorge Rico
   ---------------------------------
Name:    Jorge Rico
Title: Vice President

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT - EXHIBITS

                                   EXHIBIT A-1

                             SECURED PROMISSORY NOTE

                                   (Term Note)



$_____________                               Dated as of March [__], 2003 to be
                                               effective as of December 31, 2002
                                                                   Dallas, Texas

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "Borrower", and each individually, a "Borrower"), hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of _________________Dollars ($________), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Term Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the Lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said Lender (FCC in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly commencing on April 1, 2003, and continuing on the first day of each month thereafter through and including August 1, 2004, in installments of $302,083:

         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the earlier of September 1, 2004 and the Commitment Termination Date.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provision of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note amends, modifies, and restates, but does not extinguish, the indebtedness evidenced by that certain Secured Promissory Note (Term Note) of Borrower dated February 25, 2002 payable to the order of Lender in the original principal amount of $9,154,682.00, which promissory note amended, modified and restated that certain Secured Promissory Note (Term Note) of Borrowers dated February 12, 2002, payable to the order of Lender in the original principal amount of $7,654,682.00 which promissory note amended, modified and restated (1) that certain Secured Promissory Note (Term Note) of Borrowers dated August 4, 2000, payable to the order of Lender in the original principal amount of $10,068,013.12 which promissory note amended, modified and restated that certain Secured Promissory Note (Term Note) of Borrowers dated January 25, 2000, payable to the order of Lender in the original principal amount of $6,058,503.00 and (2) that certain Secured Promissory Note (Term Note) of Borrowers dated January 25, 2000, payable to the order of Suntrust Bank in the original principal amount of $1,190,000.00 which promissory notes amended, modified and restated that certain Secured Promissory Note (Term Note) of Borrowers dated October 30, 1998, payable to the order of Lender in the original principal amount of $8,000,000.00.

       This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.


By:
   ---------------------------------
Name:    Jorge Rico
Title: Vice President

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC. f/k/a RAMSAY EDUCATIONAL SERVICES, INC. RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:
   ---------------------------------
Name:    Jorge Rico
Title:   Vice President


H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


        By:
           ---------------------------------
        Name:     Jorge Rico
       Title:     Vice President

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT - EXHIBITS


                                   EXHIBIT A-2

                             SECURED PROMISSORY NOTE

                               (Acquisition Note)

$_____________                                Dated as of March [__], 2003 to be
                                               effective as of December 31, 2002

                                  Dallas, Texas

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWERS", and each individually, a "BORROWER"), hereby promise (as hereinafter defined) with respect to the Acquisition Loan to pay to the order of Fleet Capital, a Rhode Island corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of _________________________ Dollars ($ ), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Acquisition Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998 by and among Borrowers, the lenders signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said lenders (FCC in such capacity "Agent") (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

                  (b) Principal shall be due and payable monthly commencing April 1, 2003, and continuing on the first day of each month thereafter through and including October 1, 2003, in installments of $26,061.65; and

                  (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the earlier of November 1, 2004 and the Commitment Termination Date.

         In addition to the foregoing, immediately upon the receipt by any Borrower or any of their Subsidiaries of the amount necessary to constitute the Liquidity Event and provided that no Suspension Event shall have occurred and be continuing and all Contingent Liabilities have been settled and satisfied, Borrower shall prepay this Acquisition Note in an amount equal to the aggregate amount of all Bridge Loan Advances made to Borrowers plus all accrued but unpaid interest on the Bridge Loan Advances as of the date of such prepayment. All such prepayments shall first be applied to the accrued but unpaid interest on the Bridge Loan Advances and then in payment of the outstanding principal balance of the Bridge Loan Advances in the inverse order of maturity.

         Notwithstanding the foregoing, the entire unpaid principal balance of and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note amends, modifies and restates, but does not extinguish the indebtedness evidenced by that certain Secured Promissory Note (Acquisition
Note) of Borrowers dated November 17, 1999, payable to the order of Lender in the original principal amount of $6,000,000.00, which promissory note amended, modified and restated that certain Secured Promissory Note (Acquisition Note) of Borrowers dated October 30, 1998, payable to the order of Lender in the original principal amount of $6,000,000.00.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.

By:
   ---------------------------------
Name:    Jorge Rico
Title:   Vice President


BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC. f/k/a
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
   ---------------------------------
Name:    Jorge Rico
Title:   Vice President


H.C. PARTNERSHIP

         By:      H.C. CORPORATION, General Partner
         By:      HSA HILL CREST CORPORATION, General Partner

         By:
            ---------------------------------
         Name:    Jorge Rico
         Title:   Vice President

                                    EXHIBIT B
               BORROWERS AND EACH SUBSIDIARY'S BUSINESS LOCATIONS



1.     RAMSAY YOUTH SERVICES, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

2.     BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., A UTAH CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Bountiful Psychiatric Hospital, Inc.
       Benchmark Behavioral Health System North
       Benchmark Behavioral Health System South

       Benchmark Regional Hospital
       592 West 1350 South
       Woods Cross, Utah  84087

       Briarwood Group Home - Reno
       480 Galetti Way
       Sparks, Nevada  89431

       Briarwood Group Home - Las Vegas
       5105 Smoke Ranch Road
       Las Vegas, Nevada  89108

       Benchmark Pearl City
       2501 Wiamona Home Road
       Pearl City, Hawaii  96782

       Benchmark Briarwood Group Home - South
       480 Galetti Way, Bldg. 8C
       Sparks, Nevada  89431

       Benchmark Behavioral Health Outpatient
       94-216 Farington Highway, Suite 208
       Waipahu, Hawaii  96797

       PRINCIPAL PLACE OF BUSINESS
       592 West 1350 South
       Woods Cross, Utah  84087

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       592 West 1350 South
       Woods Cross, Utah  84087

       480 Galetti Way
       Sparks, Nevada  89431

       5105 Smoke Ranch Road
       Las Vegas, Nevada  89108

       2501 Wiamona Home Road
       Pearl City, Hawaii  96782

       480 Galetti Way, Bldg. 8C
       Sparks, Nevada  89431

3.     EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, A NORTH CAROLINA
       CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       East Carolina Psychiatric Services Corporation
       Brynn Marr Behavioral Healthcare System
       Brynn Marr Hospital
       192 Village Drive
       Jacksonville, North Carolina  28546

       PRINCIPAL PLACE OF BUSINESS
       192 Village Drive
       Jacksonville, North Carolina  28546

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       192 Village Drive
       Jacksonville, North Carolina  28546

4.     GREAT PLAINS HOSPITAL, INC., A MISSOURI CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Great Plains Hospital, Inc.
       Heartland Behavioral Health Services
       Heartland Hospital
       1500 W. Ashland Street
       Nevada, Missouri  64772

       PRINCIPAL PLACE OF BUSINESS
       1500 W. Ashland Street
       Nevada, Missouri  64772

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1500 W. Ashland Street
       Nevada, Missouri  64772

5.     GULF COAST TREATMENT CENTER, INC., A FLORIDA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Gulf Coast Treatment Center, Inc.
       Gulf Coast Treatment Center
       1015 Mar Walt Drive
       Fort Walton Beach, Florida  32547

       Okaloosa Youth Academy
       445 Straight Line Road
       Crestview, Florida  32538

       Milton Girls Residential Facility
       5770 East Milton Road
       Milton, Florida  32583

       Adolescent Substance Abuse Program
       1015 Mar Walt Drive, Bldg. 100
       Fort Walton Beach, Florida  32547

       PRINCIPAL PLACE OF BUSINESS
       1015 Mar Walt Drive
       Fort Walton Beach, Florida  32547

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1015 Mar Walt Drive
       Fort Walton Beach, Florida  32547

       445 Straight Line Road
       Crestview, Florida  32538

       5770 East Milton Road
       Milton, Florida  32583

6.     HAVENWYCK HOSPITAL, INC., A MICHIGAN CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Havenwyck Hospital, Inc.
       Havenwyck Hospital
       1525 University Drive
       Auburn Hills, Michigan  48326

       PRINCIPAL PLACE OF BUSINESS
       1525 University Drive
       Auburn Hills, Michigan  48326

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1525 University Drive
       Auburn Hills, Michigan  48326

7.     H.C. CORPORATION, AN ALABAMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       H.C. Corporation
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       6869 Fifth Avenue South
       Birmingham, Alabama  35212

8.     H.C. PARTNERSHIP, AN ALABAMA GENERAL PARTNERSHIP

       TRADE NAMES AND LOCATIONS OF FACILITIES
       H.C. Partnership
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       Bessemer I Group Home
       212 N. 16 Street
       Bessemer, Alabama  35020

       Piedmont Adolescent Living Services
       417 South Dailey Street
       Piedmont, Alabama  36272

       Bessemer II Group Home
       1631 2nd Avenue North
       Bessemer, Alabama  35020

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       212 N. 16 Street
       Bessemer, Alabama  35020

       417 South Dailey Street
       Piedmont, Alabama  36272

       1631 2nd Avenue North
       Bessemer, Alabama  35020

9.     HSA HILL CREST CORPORATION, AN ALABAMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       HSA Hill Crest Corporation
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       Higdon Hill Group Home
       6869 5th Avenue South
       Birmingham, Alabama  35212

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama  35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       6869 5th Avenue South
       Birmingham, Alabama  35212

10.    HSA OF OKLAHOMA, INC., AN OKLAHOMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       HSA of Oklahoma, Inc.
       Meadowlake Hospital
       Meadowlake Behavioral Health System
       2216 South Van Buren
       Enid, Oklahoma  73703

       PRINCIPAL PLACE OF BUSINESS
       2216 South Van Buren
       Enid, Oklahoma  73703

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       2216 South Van Buren
       Enid, Oklahoma  73703

11.    MICHIGAN PSYCHIATRIC SERVICES, INC., A MICHIGAN CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Michigan Psychiatric Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

12. RAMSAY TREATMENT SERVICES, INC., A DELAWARE CORPORATION F/K/A RAMSAY EDUCATIONAL SERVICES

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Educational Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       Riverdale Country School
       1945 Palm Bay Road
       Palm Bay, Florida  32905

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1945 Palm Bay Road
       Palm Bay, Florida  32905

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1945 Palm Bay Road
       Palm Bay, Florida  32905

13.    RAMSAY MANAGED CARE, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Managed Care, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

14.    RAMSAY YOUTH SERVICES OF ALABAMA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of Alabama, Inc.
       Ramsay Youth Services - Dothan
       Dothan Youth Services
       700 Cottonwood Road
       Dothan, Alabama  36301

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       700 Cottonwood Road
       Dothan, Alabama  36301

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       700 Cottonwood Road
       Dothan, Alabama  36301

15.    RAMSAY YOUTH SERVICES OF FLORIDA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth and Family Counseling Center
       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida  32905

       Everglades Youth Development Center
       18500 SW 424 Street
       Florida City, Florida  33034

       Florida Institute for Girls
       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       Kingsley Center
       5867 SW Highway 31
       Arcadia, Florida  34266

       Manatee Palms Youth Services
       4480 51 Street West
       Bradenton, Florida  34210

       Manatee Adolescent Treatment Services
       1324 37 Avenue East
       Bradenton, Florida  34208

       Southern Glades Youth Camp
       41600 SW 232 Avenue
       Florida City, Florida  33034

       Florida Youth Center
       18500 SW 424 Street
       Florida City, Florida  33034

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida  32905

       18500 SW 424 Street
       Florida City, Florida  33034

       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       41600 SW 232 Avenue
       Florida City, Florida  33034

       5867 SW Highway 31
       Arcadia, Florida  34266

       4480 51 Street West
       Bradenton, Florida  34210

       1324 37 Avenue East
       Bradenton, Florida  34208

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida  32905

       18500 SW 424 Street
       Florida City, Florida  33034

       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       41600 SW 232 Avenue
       Florida City, Florida  33034

       5867 SW Highway 31
       Arcadia, Florida  34266

       4480 51 Street West
       Bradenton, Florida  34210

       1324 37 Avenue East
       Bradenton, Florida  34208

16.    RAMSAY YOUTH SERVICES OF GEORGIA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of Georgia, Inc.
       3500 Riverside Drive
       Macon, Georgia  31210

       McIntosh Youth Development Campus
       1200 Highway 251
       Darien, Georgia  31305

       CHIEF EXECUTIVE AND CORPORATE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       3500 Riverside Drive
       Macon, Georgia  31210

       1200 Highway 251
       Darien, Georgia  31305

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       3500 Riverside Drive
       Macon, Georgia  31210

       1200 Highway 251
       Darien, Georgia  31305

17.    RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of South Carolina, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       Coastal Harbor Youth Services
       7055 Ford Taylor Road
       Conway, South Carolina  29526

       Berry Hill Youth Services
       870 Bush Berry Road
       Pelion, South Carolina  29123

       CHIEF EXECUTIVE AND CORPORATE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       7055 Ford Taylor Road
       Conway, South Carolina  29526

       870 Bush Berry Road
       Pelion, South Carolina  29123

18.    RAMSAY YOUTH SERVICES PUERTO RICO, INC., A PUERTO RICO CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Centro Detencion de Bayamon
       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

       CHIEF EXECUTIVE AND CORPORATE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

19.    RHCI SAN ANTONIO, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       RHCI San Antonio, Inc.
       Mission Vista Hospital
       14747 Jones Maltsberger
       San Antonio, Texas  78247-3713

       PRINCIPAL PLACE OF BUSINESS
       14747 Jones Maltsberger
       San Antonio, Texas  78247-3713

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       14747 Jones Maltsberger
       San Antonio, Texas  78247-3713

20.    TRANSITIONAL CARE VENTURES, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Transitional Care Ventures, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

21.    TRANSITIONAL CARE VENTURES (TEXAS), INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Transitional Care Ventures (Texas), Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

                                    EXHIBIT L
                                OPERATING LEASES



1. Lease Agreement dated as of December 28, 2001 between the City of Piedmont, Alabama and Hillcrest Behavioral Health Services, Inc.

2. Lease Agreement dated as of May 15, 2001 between United Joint Venture, an Ohio Limited Partnership by the Cadle Company, General Partner and Ramsay Youth Services of Florida, Inc.

3. Lease Agreement dated as of February 28, 2001 between Sam Sung Development Co., Ltd. and Bountiful Psychiatric Hospital, Inc. d/b/a Benchmark Behavioral Health Systems

4. Lease Agreement dated as of December 27, 2000 between Coral Gables Associates and Ramsay Youth Services, Inc.

5. Lease Agreement dated as of June 1, 2000 between United Joint Venture, an Ohio Limited Partnership by the Cadle Company, General Partner and Ramsay Youth Services of Florida, Inc.

6. Lease Agreement dated as of September 1998 between Capstone Capital Corporation and Havenwyck Hospital, Inc.

7. Lease Agreement dated as of May 9, 1995 between the State of Nevada and Benchmark Behavioral Health System of Utah.

8. Lease Agreement dated April 12, 1995 between Capstone Capital of San Antonio, Ltd., d/b/a Cahaba of San Antonio, Ltd. and RHCI San Antonio, Inc.

9. Lease Agreement dated September 12, 2002 between Ramsay Hospital Properties, Inc. and Ramsay Youth Services of Georgia, Inc.